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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the use of our report dated February 15, 1993 on the consolidated financial statements of GTE Valenite Corporation and subsidiaries incorporated by reference in Cincinnati Milacron Inc.'s registration statement on Form S-4.

                                          Arthur Andersen & Co.

June 29, 1994,
Detroit, Michigan